MUNIHOLDINGS
                                                                   CALIFORNIA
                                                                   INSURED
                                                                   FUND II, INC.

                               [GRAPHIC OMITTED]

                                                          STRATEGIC
                                                                   Performance

                                                                   Annual Report
                                                                   June 30, 1998

MuniHoldings California Insured Fund II, Inc.

The Benefits and Risks of Leveraging

MuniHoldings California Insured Fund II, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities.

                    MuniHoldings California Insured Fund II, Inc., June 30, 1998

DEAR SHAREHOLDER

We are pleased to provide you with this first annual report for MuniHoldings California Insured Fund II, Inc. In this and future reports to shareholders, we will highlight the Fund's performance, describe the recent investment environment and outline investment activities. The Fund seeks to provide shareholders with current income exempt from Federal and California income taxes by investing in a portfolio of long-term, investment-grade municipal obligations.

Since inception (February 27, 1998) through June 30, 1998, the Common Stock of MuniHoldings California Insured Fund II, Inc. earned $0.276 per share income dividends, which included earned and unpaid dividends of $0.065. This represents a net annualized yield of 5.42%, based on a month-end per share net asset value of $14.96. Over the same period, the total investment return on the Fund's Common Stock was +1.15%, based on a change in per share net asset value from $15.00 to $14.96, and assuming reinvestment of $0.211 per share income dividends.

For the period February 27, 1998 through June 30, 1998, the Fund's Preferred Stock had an average yield of 3.68% for Series A and 3.61% for Series B.

The Municipal Market Environment

Since inception (February 27, 1998) through June 30, 1998, long-term tax-exempt revenue bond yields were little changed. Throughout the period, the near absence of inflationary pressures continued to support low interest rates. However, consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board will be forced eventually to raise short-term interest rates. Such action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. These concerns pushed bond yields modestly higher by late April.

However, the weakening financial conditions in many Asian countries subsequently calmed investor fears of Federal Reserve Board intervention, and fixed-income prices again moved higher. Long-term uninsured municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 5 basis points (0.05%) to end the June quarter at 5.34%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Long-term US Treasury bond yields declined approximately 30 basis points to end the June quarter at 5.62%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first six months of 1998, more than $145 billion in new tax-exempt bonds were underwritten, an increase of over 50% compared to the same period a year ago. During the quarter ended June 30, 1998, municipalities issued over $75 billion in new securities, an increase of more than 35% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $500 billion in investment-grade corporate bonds have been underwritten, an increase of more than 70% compared to the same period a year ago. This sizeable corporate bond issuance has tended to both support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion-$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Earlier this year, municipal bond investors received approximately $30 billion in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped to offset the increase in supply seen thus far in 1998. Historically, the month of July tends to be a period of strong investor demand as seasonal factors generate strong income flows.

It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This past winter's economic strength may have borrowed from future quarters' growth. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filings have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries may have lowered US economic growth by as much as 2% in the first quarter of 1998. Since further trade deterioration is possible in the coming months, we do not believe that the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates in general are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At June 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%-88%. Tax-exempt bond yield ratios rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in the Federal tax code that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.

Portfolio Strategy

During the four months since the Fund's inception, our strategy was to maintain a fully invested position. This aggressive stance enabled the Fund to perform extremely well in the declining interest rate environment witnessed recently in the tax-exempt bond markets. Although it is probable that the market will experience some volatility in the future and setbacks are likely to occur, we believe that these instances will be short-lived. In our opinion, a slow growth, low inflation economic environment is likely to continue to supply a positive backdrop for debt securities, and the relatively tight technical supply/demand outlook for municipal bonds should cushion any temporary downward movements in tax-exempt bond prices. While the Fund is already aggressively structured, our strategy going forward will be concentrated more on improving the call feature of the underlying securities in the portfolio, as well as adjusting the sector diversity of the Fund's holdings.

Because of historically tight credit quality spreads, we favored overweighting the position of the Fund's assets in AAA-insured securities. At June 30, 1998, 89% of the Fund's assets were rated AAA by Standard & Poor's Corp.

In Conclusion

We appreciate your investment in MuniHoldings California Insured Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

July 30, 1998


                                     2 & 3

                    MuniHoldings California Insured Fund II, Inc., June 30, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P    Moody's   Face                                                                               Value
STATE                  Ratings  Ratings  Amount     Issue                                                                  (Note 1a)
====================================================================================================================================
California -- 97.0%      AAA     Aaa    $ 1,430     California Educational Facilities Authority,
                                                     Revenue Refunding Bonds (Mills College),
                                                     5.125% due 9/01/2022 (c)                                              $  1,413
                         -----------------------------------------------------------------------------------------------------------
                                                    California HFA, Home Mortgage Revenue Bonds, AMT:
                         AAA     Aaa      3,000       Series B, 5.25% due 2/01/2028 (b)                                       2,948
                         AAA     Aaa      7,500       Series J-1, 5.55% due 8/01/2028 (c)                                     7,539
                         -----------------------------------------------------------------------------------------------------------
                                                    California Health Facilities Financing Authority
                                                    Revenue Bonds, VRDN (a):
                         A1+     VMIG1+   6,450       (Adventist Hospital), Series A, 3.75% due 9/01/2028 (c)                 6,450
                         A1+     Aaa      1,000       Refunding (Sutter/CHS), Series C, 3.25% due 7/01/2022                   1,000
                         -----------------------------------------------------------------------------------------------------------
                                                    California Pollution Control Financing Authority, PCR,
                                                    Refunding (Pacific Gas and Electric Co.), VRDN (a):
                         A1+     NR*        500       AMT, Series C, 3.85% due 11/01/2026                                       500
                         A1+     NR*      1,100       Series F, 3.50% due 11/01/2026                                          1,100
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,180     California State Department of Water Resources, Central
                                                    Valley Project, Revenue Refunding Bonds (Water Systems),
                                                    Series Q, 5.375% due 12/01/2027 (c)                                       4,259
                         -----------------------------------------------------------------------------------------------------------
                                                    California State Economic Development Financing Authority
                                                    Revenue Bonds (California Independent Systems Project), VRDN (a):
                         A1+     VMIG1+   4,200       Series A, 3.75% due 4/01/2008                                           4,200
                         A1+     VMIG1+   2,100       Series C, 3.40% due 4/01/2008                                           2,100
                         -----------------------------------------------------------------------------------------------------------
                                                    California State, GO:
                         AAA     Aaa      5,000       Refunding, UT, 5% due 2/01/2023 (d)                                     4,882
                         AAA     Aaa     10,130       (Veterans), AMT, Series BH, 5.50% due 12/01/2024 (f)                   10,269
                         A+      A1       1,640       (Veterans), Series BM, 5.45% due 12/01/2025                             1,656
                         -----------------------------------------------------------------------------------------------------------
                                                    California State Public Works Board, Lease Revenue Bonds (b):
                         AAA     Aaa      1,950       (Department of Corrections -- Corcoran II), Series A, 5.25%
                                                      due 1/01/2021                                                           1,952
                         AAA     Aaa      1,000       Refunding (California State University Project), Series A,
                                                      5.375% due 10/01/2017                                                   1,024
                         AAA     Aaa      4,175       (Various California University Projects), Series C, 5.125%
                                                      due 9/01/2022                                                           4,126
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     California State University, Revenue Refunding Bonds (Hayward
                                                    Foundation Inc. -- Auxiliary Organization), 5.25% due 8/01/2025 (c)       1,002
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,890     California Statewide Community Development Authority, COP, 5.40%
                                                    due 12/01/2027 (b)                                                        2,952
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,240     Contra Costa County, California, Water District Revenue Refunding
                                                    Bonds, Series F, 6% due 10/01/2013 (d)                                    3,494
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      7,500     Delta County, California, Home Mortgage Finance Authority, S/F
                                                    Mortgage Revenue Refunding Bonds, AMT, Series A, 5.35% due
                                                    6/01/2024 (c)(e)                                                          7,489
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,725     East Bay, California, Municipal Utility District, Wastewater
                                                    System Revenue Bonds, 4.75% due 6/01/2028 (c)                             6,307
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,685     East Bay, California, Municipal Utility District, Water System
                                                    Revenue Refunding Bonds, 5% due 6/01/2026 (d)                             3,588
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,000     Fremont, California, Unified School District, Refunding (Alameda
                                                    County), 5.25% due 9/01/2019 (c)                                          3,010
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,360     Hayward, California, COP (Civic Center Project), 5.25% due
                                                    8/01/2026 (c)                                                             1,362
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     15,875     Los Angeles, California, Convention and Exhibition Center Authority,
                                                    Lease Revenue Bonds, RITR, Series 21, 6.72% due 8/15/2018 (g)            16,292
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,750     Los Angeles, California, Wastewater System Revenue Bonds, Series A,
                                                    5% due 6/01/2023 (d)                                                      3,661
                         -----------------------------------------------------------------------------------------------------------
                                                    Los Angeles County, California, Metropolitan Transportation
                                                    Authority, Sales Tax Revenue Bonds:
                         AAA     Aaa      5,000       RITR, Series 30, 6.47% due 7/01/2023 (b)(g)                             5,019
                         AAA     Aaa      6,250       Refunding, Property A, First-Tier, Senior Series A, 5.25% due
                                                      7/01/2027 (c)                                                           6,264
                         AAA     Aaa      5,000       Refunding, Property C, Second Senior Series A, 5% due 7/01/2023 (b)     4,881
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,050     Metropolitan Water District, Southern California Waterworks Revenue
                                                    Bonds, Series C, 5% due 7/01/2027 (c)                                     5,896
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,215     Modesto, California, Revenue Refunding Bonds, COP (Water Utility
                                                    System Refining Project), 5.125% due 10/01/2022 (d)                       6,142
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,080     Monrovia, California, Unified School District, UT, Series A, 5.375%
                                                    due 8/01/2022 (c)                                                         1,102
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     13,095     Oakland, California, Unified School District, Refunding (Alameda
                                                    County), UT, Series C, 5.50% due 8/01/2019 (d)                           13,508
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,000     Olivenhain, California, Municipal Water District, COP, Revenue
                                                    Refunding Bonds (Water Capital Projects), 5.125% due 6/01/2028 (d)        4,906
                         -----------------------------------------------------------------------------------------------------------
                         A1+     NR*        400     Riverside County, California, COP (Riverside County Public
                                                    Facilities), ACES, Series A, 3.25% due 12/01/2015 (a)                       400
                         -----------------------------------------------------------------------------------------------------------
                         A1+     Aaa        500     Roseville, California, Finance Authority, Hospital Lease Revenue
                                                    Bonds (Roseville Hospital), VRDN, Series A, 3.05% due 10/01/2014 (a)        500
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,000     Sacramento, California, Municipal Utility District, Electric Revenue
                                                    Refunding Bonds, Series L, 5.125% due 7/01/2022 (c)                       5,931
                         -----------------------------------------------------------------------------------------------------------
                                                    San Diego, California, Public Facilities Financing Authority, Sewer
                                                    Revenue Bonds (d):
                         AAA     Aaa     12,525       Series A, 5.25% due 5/15/2027                                          12,555
                         AAA     Aaa      2,950       Series B, 5.25% due 5/15/2027                                           2,957
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,540     San Francisco, California, City and County Airports Commission,
                                                    International Airport Revenue Bonds, AMT, Series A, 5.25% due
                                                    1/01/2022 (b)                                                             5,549
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     San Francisco, California, City and County Sewer Revenue Refunding
                                                    Bonds, 6% due 10/01/2011 (b)                                              2,157
                         -----------------------------------------------------------------------------------------------------------
                                                    San Francisco, California, State Building Authority, Lease Revenue
                                                    Bonds (San Francisco Civic Center Complex), Series A (b):
                         AAA     Aaa      1,000       5.25% due 12/01/2016                                                    1,016
                         AAA     Aaa      1,000       5.25% due 12/01/2021                                                    1,004
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      7,250     San Jose, California, Redevelopment Agency, Tax Allocation Bonds
                                                    (Merged Area Redevelopment Project), 5% due 8/01/2026 (b)                 7,068
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,000     San Jose-Santa Clara, California, Water Financing Authority, Sewer
                                                    Revenue Bonds, Series A, 5.375% due 11/15/2020 (d)                        5,090
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,750     Santa Clara County, California, Financing Authority, Lease Revenue
                                                    Refunding Bonds, Series A, 5% due 11/15/2022 (b)                          6,592
                         -----------------------------------------------------------------------------------------------------------

Portfolio
Abbreviations

To simplify the listings of MuniHoldings California Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

ACES(SM) Adjustable Convertible Extendible Securities
AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HFA      Housing Finance Agency
PCR      Pollution Control Revenue Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes


                                     4 & 5

                    MuniHoldings California Insured Fund II, Inc., June 30, 1998


SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                         S&P    Moody's   Face                                                                               Value
STATE                  Ratings  Ratings  Amount     Issue                                                                  (Note 1a)
====================================================================================================================================
California               AAA     Aaa    $ 9,000     Santa Fe Springs, California, Community Development Commission,
(concluded)                                         Tax Allocation Refunding Bonds (Consolidated Redevelopment
                                                    Project), Series A, 5% due  9/01/2022 (c)                              $  8,790
                         -----------------------------------------------------------------------------------------------------------
                         AAA     VMIG1+   1,200     Southern California Public Power Authority, Power Project Revenue
                                                    Refunding Bonds (Sub-Palo Verde Project), VRDN, Series C, 3.10%
                                                    due 7/01/2017 (a)(b)                                                      1,200
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,000     Southern California Rapid Transportation District, California,
                                                    Revenue Bonds (Special Assessment District), Series A-1, 6%
                                                    due 9/01/2008 (b)                                                         3,255
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,000     Stockton, California, Revenue Bonds, COP (Wastewater Systems
                                                    Project), Series A, 5.20% due 9/01/2029 (c)                               4,977
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     14,200     University of California, Revenue Refunding Bonds (Multiple Purpose
                                                    Projects), Series E, 5.125% due 9/01/2020 (c)                            14,078
====================================================================================================================================
Puerto Rico -- 1.0%      A       Baa1     2,500     Puerto Rico Commonwealth, Public Improvement Refunding Bonds, 5.375%
                                                    due 7/01/2025 (h)                                                         2,540
====================================================================================================================================
                         Total Investments (Cost -- $236,596) -- 98.0%                                                      237,952

                         Variation Margin on Financial Futures Contracts** -- 0.0%                                             (122)

                         Other Assets Less Liabilities -- 2.0%                                                                4,887
                                                                                                                           --------
                         Net Assets -- 100.0%                                                                              $242,717
                                                                                                                           ========
====================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1998.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d)   FGIC Insured.
(e)   FNMA/GNMA Collateralized.
(f)   FSA Insured.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1998.
(h) All or a portion of security held as collateral in connection with open financial futures contracts.
*     Not Rated.
**    Financial futures contracts sold as of June 30, 1998 were as follows:

----------------------------------------------------------------------------
                                                              (in Thousands)
----------------------------------------------------------------------------
Number of                                      Expiration         Value
Contracts            Issue                        Date       (Notes 1a & 1b)
----------------------------------------------------------------------------

   300          US Treasury Bonds             September 1998         $37,078
----------------------------------------------------------------------------
Total Financial Futures Contracts Sold
(Total Contract Price -- $36,956)                                    $37,078
                                                                     =======
----------------------------------------------------------------------------
+ Highest short-term ratings by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of June 30, 1998 were as follows:

------------------------------------------------------------
                                                  Percent of
S&P Rating/Moody's Rating                         Net Assets
------------------------------------------------------------
AAA/Aaa ..........................................  89.1%
A/A ..............................................   1.7
Other+ ...........................................   7.2
------------------------------------------------------------

+     Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                 As of June 30, 1998
================================================================================================================================
   Assets:       Investments, at value (identified cost -- $236,596,466) (Note 1a) ..................               $237,952,055
                 Cash ...............................................................................                    156,823
                 Receivables:
                   Securities sold ..................................................................  $  8,456,459
                   Interest .........................................................................     3,055,640   11,512,099
                                                                                                       ------------
                 Deferred organization expenses (Note 1e) ...........................................                     15,147
                 Prepaid expenses and other assets ..................................................                      3,726
                                                                                                                    ------------
                 Total assets .......................................................................                249,639,850
                                                                                                                    ------------
================================================================================================================================
   Liabilities:  Payables:
                   Securities purchased .............................................................     6,392,101
                   Distributor (Note 2) .............................................................       142,451
                   Variation margin (Note 1b) .......................................................       121,875
                   Investment adviser (Note 2) ......................................................        57,124    6,713,551
                                                                                                       ------------
                 Accrued expenses and other liabilities .............................................                    209,698
                                                                                                                    ------------
                 Total liabilities ..................................................................                  6,923,249
                                                                                                                    ------------
================================================================================================================================
   Net Assets:   Net assets .........................................................................               $242,716,601
                                                                                                                    ============
================================================================================================================================
   Capital:      Capital Stock (200,000,000 shares authorized) (Note 4):
                   Preferred Stock, par value $.10 per share (3,840 shares of AMPS*
                   issued and outstanding at $25,000 per share liquidation preference) ..............               $ 96,000,000
                   Common Stock, par value $.10 per share (9,806,948 shares issued and outstanding) .  $    980,695
                 Paid-in capital in excess of par ...................................................   144,963,983
                 Undistributed investment income -- net .............................................       648,531
                 Accumulated realized capital losses on investments -- net ..........................    (1,110,322)
                 Unrealized appreciation on investments -- net ......................................     1,233,714
                                                                                                       ------------
                 Total -- Equivalent to $14.96 net asset value per Common Stock (market price --
                 $15.00) ............................................................................                146,716,601
                                                                                                                    ------------
                 Total capital ......................................................................               $242,716,601
                                                                                                                    ============
================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                                     6 & 7

                    MuniHoldings California Insured Fund II, Inc., June 30, 1998

STATEMENT OF OPERATIONS

                         For the Period February 27, 1998+ to June 30, 1998
===========================================================================================================
Investment               Interest and amortization of premium and discount earned .             $ 3,887,734
Income (Note 1d):
===========================================================================================================
Expenses:                Investment advisory fees (Note 2) ........................ $ 404,290
                         Commission fees (Note 4) .................................    60,442
                         Professional fees ........................................    22,500
                         Accounting services (Note 2) .............................    15,815
                         Directors' fees and expenses .............................    11,459
                         Transfer agent fees ......................................     9,335
                         Listing fees .............................................     8,085
                         Custodian fees ...........................................     3,874
                         Pricing fees .............................................     2,081
                         Amortization of organization expenses (Note 1e) ..........     1,103
                         Other ....................................................    14,089
                                                                                    ---------
                         Total expenses before reimbursement ......................   553,073
                         Reimbursement of expenses (Note 2) .......................  (374,945)
                                                                                    ---------
                         Total expenses ...........................................                 178,128
                                                                                                -----------
                         Investment income -- net .................................               3,709,606
                                                                                                -----------
===========================================================================================================
Realized & Unrealized    Realized loss on investments .............................              (1,110,322)
Gain (Loss) on           Unrealized appreciation on investments -- net ............               1,233,714
Investments -- Net                                                                              -----------
(Notes 1b, 1d & 3):      Net Increase in Net Assets Resulting from Operations .....             $ 3,832,998
                                                                                                ===========
===========================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   For the Period
                                                                                                 Feb. 27, 1998+ to
                 Increase (Decrease) in Net Assets:                                                June 30, 1998
==================================================================================================================
Operations:      Investment income -- net .........................................................   $  3,709,606
                 Realized loss on investments -- net ..............................................     (1,110,322)
                 Unrealized appreciation on investments -- net ....................................      1,233,714
                                                                                                      ------------
                 Net increase in net assets resulting from operations .............................      3,832,998
                                                                                                      ------------
==================================================================================================================
Dividends to     Investment income -- net:
Shareholders       Common Stock ...................................................................     (2,063,732)
(Note 1f):         Preferred Stock ................................................................       (997,343)
                                                                                                      ------------
                 Net decrease in net assets resulting from dividends to shareholders ..............     (3,061,075)
                                                                                                      ------------
==================================================================================================================
Capital Stock    Proceeds from issuance of Preferred Stock ........................................     96,000,000
Transactions     Net proceeds from issuance of Common Stock .......................................    146,750,010
(Note 4):        Offering and underwriting costs resulting from the issuance of Preferred Stock ...       (882,865)
                 Offering costs resulting from the issuance of Common Stock .......................       (275,830)
                 Value of shares issued to Common Stock shareholders in reinvestment of dividends .        253,358
                                                                                                      ------------
                 Net increase in net assets derived from capital stock transactions ...............    241,844,673
                                                                                                      ------------
==================================================================================================================
Net Assets:      Total increase in net assets .....................................................    242,616,596
                 Beginning of period ..............................................................        100,005
                                                                                                      ------------
                 End of period* ...................................................................   $242,716,601
                                                                                                      ============
==================================================================================================================
                *Undistributed investment income -- net ...........................................   $    648,531
                                                                                                      ============
==================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.


                                     8 & 9

                    MuniHoldings California Insured Fund II, Inc., June 30, 1998

FINANCIAL HIGHLIGHTS

                         The following per share data and ratios have been derived
                         from information provided in the financial statements.               For the Period
                                                                                             Feb. 27, 1998+ to
                         Increase (Decrease) in Net Asset Value:                               June 30, 1998
==============================================================================================================
Per Share                Net asset value, beginning of period .....................................  $   15.00
Operating                                                                                            ---------
Performance:             Investment income -- net .................................................        .38
                         Realized and unrealized gain on investments -- net .......................        .01
                                                                                                     ---------
                         Total from investment operations .........................................        .39
                                                                                                     ---------
                         Less dividends to Common Stock shareholders:
                           Investment income -- net ...............................................       (.21)
                                                                                                     ---------
                         Total dividends to Common Stock Shareholders .............................       (.21)
                                                                                                     ---------
                         Capital charge resulting from issuance of Common Stock ...................       (.03)
                                                                                                     ---------
                         Effect of Preferred Stock activity:++
                           Dividends to Preferred Stock shareholders:
                             Investment income -- net .............................................       (.10)
                           Capital charge resulting from issuance of Preferred Stock ..............       (.09)
                                                                                                     ---------
                         Total effect of Preferred Stock activity .................................       (.19)
                                                                                                     ---------
                         Net asset value, end of period ...........................................  $   14.96
                                                                                                     =========
                         Market price per share, end of period ....................................  $   15.00
                                                                                                     =========
==============================================================================================================
Total Investment         Based on market price per share ..........................................       1.42%+++
Return:**                                                                                            =========
                         Based on net asset value per share .......................................       1.15%+++
                                                                                                     =========
==============================================================================================================
Ratios to Average        Expenses, net of reimbursement ...........................................        .24%*
Net Assets:***                                                                                       =========
                         Expenses .................................................................        .75%*
                                                                                                     =========
                         Investment income -- net .................................................       5.05%*
                                                                                                     =========
==============================================================================================================
Supplemental Data:       Net assets, net of Preferred Stock, end of period (in thousands) .........  $ 146,717
                                                                                                     =========
                         Preferred Stock outstanding, end of period (in thousands) ................  $  96,000
                                                                                                     =========
                         Portfolio turnover .......................................................      64.17%
                                                                                                     =========
==============================================================================================================
Leverage:                Asset coverage per $1,000 ................................................  $   2,528
                                                                                                     =========
==============================================================================================================
Dividends Per            Series A -- Investment income -- net .....................................  $     262
Share on Preferred                                                                                   =========
Stock Outstanding:       Series B -- Investment income -- net .....................................  $     257
                                                                                                     =========
==============================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    The Fund's Preferred Stock was issued on March 19, 1998.
+++   Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings California Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. Prior to commencement of operations on February 27, 1998, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on February 18, 1998 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


                                    10 & 11

                    MuniHoldings California Insured Fund II, Inc., June 30, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses -- Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This change will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the period February 27, 1998 to June 30, 1998, FAM earned fees of $404,290, of which $326,217 was voluntarily waived. FAM also reimbursed the Fund additional expenses of $48,728.

During the period February 27, 1998 to June 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), an affiliate of FAM, received underwriting fees of $720,000 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period February 27, 1998 to June 30, 1998 were $343,764,994 and $123,809,898, respectively.

Net realized losses for the period February 27, 1998 to June 30, 1998 and net unrealized gains (losses) as of June 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                        Realized    Unrealized
                                                         Losses   Gains (Losses)
--------------------------------------------------------------------------------
  Long-term investments ............................  $  (805,122) $ 1,355,589
  Financial futures contracts ......................     (305,200)    (121,875)
                                                      -----------  -----------
  Total ............................................  $(1,110,322) $ 1,233,714
                                                      ===========  ===========
--------------------------------------------------------------------------------

As of June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $1,326,832, of which $1,476,389 related to appreciated securities and $149,557 related to depreciated securities. The aggregate cost of investments at June 30, 1998 for Federal income tax purposes was $236,625,223.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the period February 27, 1998 to June 30, 1998 increased by 16,947 as a result of dividend reinvestment and by 9,783,334 as a result of the initial offering. Prior to February 27, 1998 (commencement of operations), the Fund issued 6,667 shares to FAM for $100,005.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at June 30, 1998 were for Series A, 3.85% and Series B, 3.08%.

In connection with the offering of AMPS, the Board of Directors reclassified 3,840 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period February 27, 1998 to June 30, 1998 increased by 3,840 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period February 27, 1998 to June 30, 1998, MLPF&S earned $46,689 as commissions.

5. Subsequent Event:

On July 9, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.064787 per share, payable on July 30, 1998 to shareholders of record as of July 23, 1998.

6. Capital Loss Carryforward:

At June 30, 1998, the Fund had a net capital loss carryforward of approximately $1,173,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.


                                    12 & 13

                    MuniHoldings California Insured Fund II, Inc., June 30, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
MuniHoldings California Insured Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings California Insured Fund II, Inc. as of June 30, 1998, the related statements of operations and changes in net assets, and the financial highlights for the period February 27, 1998 (commencement of operations) to June 30, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings California Insured Fund II, Inc. as of June 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the period February 27, 1998 through June 30, 1998 in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
August 6, 1998

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings California Insured Fund II, Inc. during its taxable period ended June 30, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the period.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Hebert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MUC


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings California Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings California
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                     HOLDCA II -- 6/98

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